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                                                                   EXHIBIT 23.01










                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-49256, 33-65988, 33-90826, 333-29309 and
333-54714.




                                             ARTHUR ANDERSEN LLP



Indianapolis, Indiana,
March 23, 2001.